UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                          April 23, 2003 (May 8, 2003)


                               SGD HOLDINGS, LTD.
             (Exact name of registrant as specified in its charter)

         Delaware               0-29671                   13-3986493
(State or other jurisdiction  (Commission                (IRS Employer
       of incorporation)       File Number)            Identification No.)


           3801 William D. Tate Avenue, Suite 100, Grapevine, TX 76051
                    (Address of principal executive offices)


                                 (817) 421-0057
                          Registrant's telephone number








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ITEM 5.  OTHER EVENTS

         On April 23, 2003, Con-Tex Silver Imports, Inc., a wholly owned subsidiary of Registrant ("Con-Tex"), filed a Voluntary Petition for Reorganization under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division, Case No. 03-43783-DML-11. The filing was necessitated as a result of James G. Gordon, a Director and former President of the Registrant, locking Con-Tex out of the office and warehouse premises, which he owned and leased to Con-Tex, which prevented Con-Tex from operating.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                             SGD Holdings, LTD.


                                             By/s/ Terry Washburn, President
                                                   And Acting CEO


Date:   May 8, 2003